Exhibit 10.2
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT (this “Agreement”), dated as of June 29, 2026, is entered into by and among SKYLAND GRAIN, L.L.C., a Kansas limited liability company (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders and Voting Participants identified on the signature pages hereto and COBANK, ACB, as Administrative Agent, Swing Line Lender, and Issuing Lender. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Existing Credit Agreement or the Credit Agreement, as applicable.
RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, the Swing Line Lender, and the Issuing Lender are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2024 (as may be amended, restated, amended and restated, modified, supplemented, increased and extended prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Agreement, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms of the Existing Credit Agreement.

WHEREAS, the Borrower has notified the Administrative Agent that Events of Default may have occurred under Section 9.1(c) of Existing Credit Agreement based upon a potential breach of the covenants set forth in Sections 8.2 and 8.3 of the Existing Credit Agreement for the calendar month ending May 31, 2026 (collectively, the “Potential Event of Default”).

    WHEREAS, the Administrative Agent and the requisite Lenders and Voting Participants have agreed to waive the Potential Event of Default and amend the Credit Agreement, but only pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to the Existing Credit Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the Existing Credit Agreement is hereby amended as follows:
1.The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:
"2025 Variable Rate Term Loan Facility Increase" has the meaning specified in Section 2.5(e)(i).

.

"2025 Variable Rate Term Loan Facility Increase Lender" has the meaning specified in Section 2.5(e)(iv).

"Notice of 2025 Variable Rate Term Loan Facility Increase" means a facility increase notice meeting the requirements of Section 2.5(e)(i) and in form and substance reasonably satisfactory to the Administrative Agent.
"Third Amendment Effective Date" means June 29, 2026.
2.Each of the following definitions in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
"2025 Variable Rate Term Lender" means each Lender (2025 Variable Rate Term Loan Facility Increase Lender) having a 2025 Variable Rate Term Loan Commitment or who has funded or purchased all or a portion of a 2025 Variable Rate Term Loan in accordance with the terms hereof.
"2025 Variable Rate Term Loan Commitment" means, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B), as such Commitment is thereafter assigned or modified or increased/established pursuant to any 2025 Variable Rate Term Loan Facility Increase, and "2025 Variable Rate Term Loan Commitments" means the aggregate 2025 Variable Rate Term Loan Commitments of all of the Lenders. As of the First Amendment Effective Date, the aggregate amount of the 2025 Variable Rate Term Loan Commitments of the Lenders is $14,700,000.00.
"Consolidated Net Worth" means, as of any date of determination, in accordance with GAAP, total stockholders' equity as of such date determined on a Consolidated basis.
"Loan Documents" means this Agreement, the Fee Letter, the Environmental Indemnity, the Collateral Documents, the Solvency Certificates, the Perfection and Diligence Certificate, the Landlord Agreements (if any), the Notices of Seasonal Term Loan Borrowing (if any), the Seasonal Term Loan Funding Agreements (if any), the Notices of Revolving Facility Increase (if any), the Notes, Secured Bank Products, Hedge Agreements, any subordination agreement entered into in connection with Liens permitted pursuant to clause (l) of the definition of “Permitted Liens” set forth in Section 1.1, and any other instruments, certificates or documents delivered in connection herewith or therewith, all as amended, restated, reaffirmed, reconfirmed, replaced, substituted or otherwise modified from time to time.
"Working Capital" means the sum of, in accordance with GAAP, (i) current assets minus (ii) current liabilities. For purposes of calculating "current assets," any available commitment under the Revolving Term Credit Facilities (less the amount that would be considered a current liability if fully advanced) may be included. For purposes of calculating "current liabilities," the aggregate principal amount of all outstanding Revolving Facility Loans, Swing Line Loans and Seasonal Term Loans shall be included but other non-revolving Indebtedness shall only be included as a “current liability” to the extent such Indebtedness is due within one year (including both amortization and bullet payments).

3.The definition of “Permitted Liens” in Section 1.1 of the Existing Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (j), (ii) replacing “.” at the end of clause (k) with “; and” and (iii) adding a new clause (l) immediately following clause (k) to read as follows:
(e)    Liens securing Indebtedness permitted under Section 7.1(l), provided, that such Liens shall rank “second” in priority to the Liens, security interests and mortgages in favor of the Administrative Agent for the benefit of the Secured Parties and shall be subject to a subordination agreement (or other subordination provisions in lieu thereof) on terms reasonably satisfactory to the Administrative Agent.
4.Section 2.5 of the Existing Credit Agreement is hereby amended by adding a new clause (e) immediately following clause (d) to read as follows:
    (e)    Increase of 2025 Variable Rate Term Loan Facility.
(i)    Once during the period from the Third Amendment Effective Date and prior to the Maturity Date with respect to the 2025 Variable Rate Term Loan Facility, the Borrower may request an increase in the 2025 Variable Rate Term Loan Facility, which increase would be effectuated via the establishment of additional 2025 Variable Rate Term Loan Commitments in accordance with this Section 2.5(e) (the "2025 Variable Rate Term Loan Facility Increase") by delivering a Notice of 2025 Variable Rate Term Loan Facility Increase to the Administrative Agent, specifying (subject to the restrictions set forth in this Section 2.5(e)(i)) therein (x) the amount of the requested 2025 Variable Rate Term Loan Facility Increase and (y) the requested effective date of the proposed 2025 Variable Rate Term Loan Facility Increase (which shall be not less than twenty-one (21) days from the date of delivery of the Notice of 2025 Variable Rate Term Loan Facility Increase (or such shorter period of time as to which the Administrative Agent may agree in its sole discretion)). Subject to the last sentence in Section 2.5(e)(iv), the Notice of 2025 Variable Rate Term Loan Facility Increase delivered by the Borrower shall be irrevocable and shall be binding upon all Loan Parties. At the time of delivery of the Notice of 2025 Variable Rate Term Loan Facility Increase, the Borrower shall also deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower certifying (1) that, after giving effect to such 2025 Variable Rate Term Loan Facility Increase, the Borrower shall be in pro forma compliance with the covenants set forth in Article VIII as of the most recent period for which financial statements have been delivered (and showing the calculations thereof), (2) that, both before and after giving effect to such 2025 Variable Rate Term Loan Facility Increase, there shall not exist a Borrowing Base Deficit, and (3) that no Default or Event of Default then exists or would be caused thereby.
(ii)    The aggregate principal amount of the 2025 Variable Rate Term Loan Facility Increase made pursuant to this Section 2.5(e) shall not exceed $10,000,000.00. For the avoidance of doubt, each new commitment in connection with any 2025 Variable Rate Term Loan Facility Increase shall constitute a 2025 Variable Rate Term Loan Commitment hereunder, each loan made in connection with any 2025 Variable Rate Term Loan Facility Increase shall constitute a 2025 Variable Rate Term Loan Facility Loan and each such commitment and loan shall be subject to the same terms and conditions as all the existing 2025 Variable Rate Term Loan Facility Loans, including with respect to the Maturity Date therefor, repayment (provided, that, Schedule 2.5(b) shall be amended and restated in connection with the 2025 Variable Rate Term Loan Facility Increase in order to increase the quarterly payments provided for in such Schedule 2.5(b) ratably based on the principal amount of such 2025 Variable Rate Term Loan Facility Increase) and prepayments therefor and interest thereon.
(iii)    Upon receipt of a request for a 2025 Variable Rate Term Loan Facility Increase from the Borrower, the Administrative Agent may, in its sole discretion, offer one or more Lenders with outstanding 2025 Variable Rate Term Loans, other Lenders or new lenders the opportunity, in such amounts as the Administrative Agent shall determine, to participate in the 2025 Variable Rate Term Loan Facility Increase by establishing a new 2025 Variable Rate Term Loan Commitment of such Lender or new lender. The Administrative Agent shall have no obligation to offer any 2025 Variable Rate Term Lender, other Lender or new lender the opportunity to participate in any such 2025 Variable Rate Term Loan Facility Increase and nothing herein shall prohibit the Administrative Agent from retaining for its own account, as a 2025 Variable Rate Term Lender, all or substantially all of such 2025 Variable Rate Term Loan Facility Increase. Each 2025 Variable Rate Term Lender, other Lender or new lender that fails to respond to such notice in writing in a form acceptable to the Administrative Agent within the period of time provided therein shall be deemed to have elected not to participate in such 2025 Variable Rate Term Loan Facility Increase. No Lender or new lender shall have any obligation to participate in any 2025 Variable Rate Term Loan Facility Increase, and any decision by a Lender or new lender to participate in any 2025 Variable Rate Term Loan Facility Increase shall be made in its sole discretion independently from any other Lender or new lender.
(iv)    If in response to the offer to participate in such 2025 Variable Rate Term Loan Facility Increase made by the Administrative Agent pursuant to Section 2.5(e)(iii), the Administrative Agent obtains one or more subscriptions to participate in a requested 2025 Variable Rate Term Loan Facility Increase from Lenders and/or from any other Person (provided that each such Lender shall be approved by the Administrative Agent) that has agreed to become a Lender in respect of all or a portion of the 2025 Variable Rate Term Loan Facility Increase (each such existing Lender or other Person, a "2025 Variable Rate Term Loan Facility Increase Lender"), in excess of the requested 2025 Variable Rate Term Loan Facility Increase, the Administrative Agent shall have the right, in its sole discretion but with the consent of the Borrower, to reduce and reallocate (within the minimum and maximum amounts specified by each such Person in its notice to the Administrative Agent) the shares of the 2025 Variable Rate Term Loan Facility Increase of the Persons willing to commit to such 2025 Variable Rate Term Loan Facility Increase so that the total committed 2025 Variable Rate Term Loan Facility Increase equals the requested 2025 Variable Rate Term Loan Facility Increase. If the Administrative Agent does not receive commitments from 2025 Variable Rate Term Loan Facility Lenders in an amount sufficient to fund the requested 2025 Variable Rate Term Loan Facility Increase, the Administrative Agent shall so notify Borrower and the request for such 2025 Variable Rate Term Loan Facility Increase shall be deemed automatically reduced to equal the amount of the commitments received.
(v)    The Administrative Agent shall provide to the Borrower, each 2025 Variable Rate Term Lender and each 2025 Variable Rate Term Loan Facility Increase Lender, a notice setting forth (w) the amount of the approved 2025 Variable Rate Term Loan Facility Increase, (x) the effective date of the approved 2025 Variable Rate Term Loan Facility Increase, (y) any fees payable to the 2025 Variable Rate Term Loan Facility Lenders in connection with such 2025 Variable Rate Term Loan Facility Increase, and (z) for each 2025 Variable Rate Term Loan Facility Lender, its respective 2025 Variable Rate Term Loan Facility Commitment and Pro Rata Share of the aggregate 2025 Variable Rate Term Loan Facility after giving effect to the 2025 Variable Rate Term Loan Facility Increase. In addition, a fee letter shall be entered into between the Administrative Agent and Borrower in connection with any such 2025 Variable Rate Term Loan Facility Increase setting forth all fees payable to the Administrative Agent in connection with obtaining subscriptions for, and implementation of, the 2025 Variable Rate Term Loan Facility Increase (which fee letter shall be a Fee Letter).
(vi)    On the effective date of the 2025 Variable Rate Term Loan Facility Increase:
(A)    Each new 2025 Variable Rate Term Lender shall execute and deliver a lender joinder in the form reasonably acceptable to the Administrative Agent;
(B)    the Borrower shall pay to the Administrative Agent such fees as may be described in any Fee Letter related to such 2025 Variable Rate Term Loan Facility Increase;
(C)    the Borrower shall execute and deliver a new or replacement 2025 Variable Rate Term Loan Note for any 2025 Variable Rate Term Loan Facility Lender that may require one;
(D)    the Borrower shall deliver to the Administrative Agent officer's certificates and ratification agreements executed by each Loan Party and such evidence of satisfaction of all conditions set forth in Section 4.2, appropriate corporate authorization on the part of each Loan Party with respect to the requested 2025 Variable Rate Term Loan Facility Increase, amendments to any other Loan Documents reasonably requested by the Administrative Agent in relation to the requested 2025 Variable Rate Term Loan Facility Increase (which amendments to the Loan Documents (other than this Agreement) the Administrative Agent is hereby authorized to execute on behalf of the Lenders), updates or endorsements to policies of title insurance, flood hazard determination certificates (and, if applicable, evidence of flood insurance) with respect to each parcel of property subject to a Mortgage, such amendments to the existing Mortgages as the Administrative Agent shall deem necessary to increase the amount of indebtedness secured thereby due to the increase in the Secured Obligations as a result of the 2025 Variable Rate Term Loan Facility Increase, the results of lien searches from applicable jurisdictions, and such opinions of counsel for the Loan Parties with respect to the requested 2025 Variable Rate Term Loan Facility Increase and other assurances as the Administrative Agent may reasonably request; and
(E)    the Administrative Agent shall confirm, in writing, that the approved 2025 Variable Rate Term Loan Facility Increase has become effective and that new 2025 Variable Rate Term Loan Commitments have been established in the amount thereof.
The Administrative Agent shall record relevant information regarding the 2025 Variable Rate Term Loan Facility Increase (including information with respect to 2025 Variable Rate Term Loan Facility Increase Lenders) in the Register in accordance with Section 11.7(c); provided, however, that failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of any 2025 Variable Rate Term Loan Commitments or 2025 Variable Rate Term Loans.
5.Section 2.16(c) of the Existing Credit Agreement is hereby amended by adding the following parenthetical immediately after “within three hundred sixty-five (365) days after the receipt of such Net Cash Proceeds”:
(provided, however, that, such three hundred sixty-five (365)-day period shall be extended to December 31, 2027 in the case of the reinvestment by the Loan Parties of the Net Cash Proceeds from the “Sunray”-related Casualty Event which occurred in 2025)
6.Section 7.1(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c)    (i) Indebtedness (other than Indebtedness incurred pursuant to Section 7.1(l) below) incurred with respect to Synthetic Lease Obligations and Capital Leases with Farm Credit Leasing Services Corporation for fixed or capital assets; and (ii) Indebtedness incurred with respect to Purchase Money Security Interests, Synthetic Lease Obligations and Capital Leases with any other Person for fixed or capital assets not in excess of the Threshold Amount in the aggregate outstanding at any time;
7.Section 7.1 of the Existing Credit Agreement is hereby further amended by (i) deleting “and” at the end of clause (j), (ii) replacing “.” at the end of clause (k) with “; and” and (iii) adding a new clause (l) immediately following clause (k) to read as follows:
8.(e)    Indebtedness owed to Farm Credit Leasing Services Corporation in an aggregate principal amount not to exceed $10,000,000.00.
9.Section 7.15 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.15    Negative Pledges; Other Inconsistent Agreements. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, enter into any agreement containing any provision which would (a) be breached by any Borrowing by the Borrower hereunder or by the performance by the Loan Parties or their respective Subsidiaries of any of their obligations hereunder or under any other Loan Document; (b) limit the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person; (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Loan Party or Subsidiary of any Loan Party to (i) make Restricted Payments to any Loan Party, or pay any Indebtedness owed to any Loan Party, (ii) make loans or advances to any Loan Party, (iii) transfer any of its assets or properties to any Loan Party, or (iv) Guarantee the Indebtedness of any Loan Party, provided, however, that clause (b) and this clause (c) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.1(c) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness or any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.1(l) solely to the extent any such negative pledge relates to the Liens permitted pursuant to clause (l) of the definition of “Permitted Liens” and any such restrictions or negative pledge does not interfere with any of the Loan Parties’ rights or obligations under the Loan Documents; or (d) require the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided, however, that the foregoing shall not apply to restrictions and conditions imposed by applicable Law or by this Agreement or any other Loan Document.
10.Section 8.2 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
8.2    Minimum Working Capital. Commencing with the delivery of the financial statements required pursuant to Section 6.1(b) and the Compliance Certificate required pursuant to Section 6.1(c), in each case for the fiscal year of the Borrower ending December 31, 2024, and tested as of December 31, 2024 and as of each month end occurring after delivery of such financial statements and Compliance Certificate, the Loan Parties shall maintain at all times Working Capital of the Borrower of not less than (a) from the Closing Date through and including April 30, 2026, $55,000,000.00, (b) from May 31, 2026 through and including June 30, 2026, $45,000,000.00, (c) from July 31, 2026 through and including December 31, 2027, $50,000,000.00, (d) from January 1, 2028 through and including December 31, 2028, $55,000,000.00 and (e) thereafter, $60,000,000.00.
(a)Section 8.3 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
8.3    Minimum Consolidated Net Worth. Commencing with the delivery of the financial statements required pursuant to Section 6.1(b) and the Compliance Certificate required pursuant to Section 6.1(c), in each case for the fiscal month of the Borrower ending as of May 31, 2026 and as of each month end occurring after delivery of such financial statements and Compliance Certificate, the Loan Parties shall maintain at all times Consolidated Net Worth of the Borrower of not less than $107,500,000.00, increasing, as of the end of each fiscal year of the Borrower (commencing with the fiscal year of the Borrower ending on December 31, 2026), by 25% of the sum of (a) net income before taxes of the Borrower, determined on a Consolidated basis, without duplication, in accordance with GAAP, at the end of each fiscal year of the Borrower minus (ii) the amount of Restricted Payments permitted to be made by the Borrower pursuant to Section 7.6(d) and actually made during such fiscal year period.
(b)Section 9.1 of the Existing Credit Agreement is hereby amended to (i) delete “or” at the end of clause (m), (ii) replace the period at the end of clause (n) with “; or” and (iii) add the following new clause (o) immediately following clause (n):
(o)     Subordination. (i) Any of the subordination, standstill, payover and insolvency related provisions of any of the subordination agreement or provisions required pursuant to clause (l) of the definition of “Permitted Liens” or the documentation governing the Liens incurred pursuant to clause (l) of the definition of “Permitted Liens” and the underlying Indebtedness (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Liens; or (ii) the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent and Secured Parties or (C) that all payments of principal of or premium and interest realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.
(c)Section 11.8 of the Existing Credit Agreement is hereby amended by adding a new paragraph at the end of such Section to read as follows:
For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority.
(d)Exhibit B to the Existing Credit Agreement is hereby amended and restated to read as Exhibit B attached hereto.
11.Conditions Precedent. This Agreement shall be effective on the date that each of the following conditions have been satisfied as determined by the Administrative Agent in its reasonable discretion:
(a)the Borrower and the Required Lenders shall have delivered to the Administrative Agent this Agreement (or their approval thereof, in the case of Voting Participants), duly executed;
(b)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and, if applicable, its counsel, a certificate dated as of the Third Amendment Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as to the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures;

(c)the Borrower shall have paid all fees and expenses related to the Facilities and this Agreement and the other Loan Documents payable on or before the Third Amendment Effective Date as required by this Agreement, any Fee Letter or any other Loan Document; and
(d)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and, if applicable, its counsel, such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request.
12.Representations of Loan Parties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(1)Each Loan Party has the requisite power and authority and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement in accordance with its terms.
(2)This Agreement has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.
(3)The execution, delivery and performance by the Loan Parties of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings, recordings or consents where failure to obtain or make could not reasonably be expected to have a Material Adverse Change.
(4)No material consent or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Agreement other than those that have already been obtained and are in full force and effect.
(5)Immediately after giving effect to this Agreement: (i) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true, accurate and complete in all material respects (but without duplication of any existing materiality qualifiers) on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date (in which case they are true, accurate and complete in all material respects (but without duplication of any existing materiality qualifiers) as of such earlier date); and (ii) other than the Potential Event of Default, no Default or Event of Default exists on and as of the date hereof.
4.    Waiver. The Lenders and Voting Participants constituting Required Lenders hereby agree to waive the Potential Event of Default. The above one-time, limited waiver shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 5.10 of the Credit Agreement for any future periods or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document. The waiver herein is limited solely to the specific waiver identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

5.    Incorporation of Agreement. Except as specifically modified herein, the terms of the Loan Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents, or constitute a waiver or amendment of any provision of the Loan Documents, except as expressly set forth herein. This Agreement shall constitute a Loan Document.
6.    Entirety. This Agreement, the Credit Agreement, and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Agreement, the Credit Agreement, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
7.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.
8.    Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions contained in Section 11.10 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
9.    Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.
    10.    Release. For and in consideration of the agreements of the Administrative Agent, the Lenders and the Voting Participants contained in this Agreement and as a material inducement to the Administrative Agent, the Lenders and the Voting Participants to enter into this Agreement on which each of the Administrative Agent, the Lenders and the Voting Participants is relying, each Loan Party, for itself and its Affiliates and assigns (individually and collectively, “Releasors”), each intending to be legally bound, hereby voluntarily, intentionally, and knowingly releases and forever waives and discharges the Administrative Agent, the Lenders, the Voting Participants, and each other Indemnitee (individually and collectively, the “Releasees”) from all possible claims, counterclaims, crossclaims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, whether known or unknown, matured or unmatured, anticipated or unanticipated, suspected or unsuspected, vested, fixed, contingent, or conditional, at Law or in equity, in any case originating in whole or in part on or before the date hereof (individually and collectively, “Claims”) that any of the Releasors may now or hereafter have, if any, against any of the Releasees, irrespective of whether any such Claims arise out of contract, tort, violation of Law or regulations, or otherwise, including without limitation arising directly or indirectly from or in connection with any prior or existing loans between Releasors and Releasees, any of the Loan Documents, the exercise of any rights and remedies under any of the Loan Documents, the negotiation for and execution of this Agreement, including, without limitation, any contracting for, charging, taking, reserving, collecting, or receiving interest in excess of the highest lawful rate applicable, and each Loan Party, for itself and the other Releasors, waives all defenses with respect to the enforcement by any Releasee of the provisions of the release set forth herein. It is the intent of each Loan Party to grant a full and complete release and to retain no claims of any kind or character described in this Section against the Releasees.
    11.    Miscellaneous. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Laws, but if any provision of this Agreement shall be prohibited by or invalid under applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any Loan Document, the provision contained in this Agreement shall govern and control.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
BORROWER:
SKYLAND GRAIN, L.L.C., a Kansas limited liability company
By:_________________________________
Name:
Title:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

ADMINISTRATIVE AGENT:

COBANK, ACB, as Administrative Agent
By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

LENDERS: COBANK, FCB, as a Lender

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

FARM CREDIT MID-AMERICA, PCA, as a Lender
By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:          AGCOUNTRY FARM CREDIT SERVICES,
FLCA
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

FARM CREDIT SERVICES OF AMERICA, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

GREENSTONE FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

AGFIRST FARM CREDIT BANK,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

AGWEST FARM CREDIT, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

AMERICAN AGCREDIT, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

CAPITAL FARM CREDIT, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

FARM CREDIT BANK OF TEXAS,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

FARM CREDIT EAST, ACA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

HIGH PLAINS FARM CREDIT, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

HORIZON FARM CREDIT, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

YOSEMITE LAND BANK, FLCA,
as a Voting Participant

By:
Name:
Title:
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE
[BORROWER LETTERHEAD]

[_____________] [___], 202[_]
CoBank, ACB, as the Administrative Agent, the Issuing Lender
and the Swing Line Lender
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Attn: Loan Administration
Fax: (303) 740-4021
Email:     loanadmin@cobank.com

The Lenders from time to time party
to the Credit Agreement referred to below

Ladies and Gentlemen:
Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of November 1, 2024, by and among SKYLAND GRAIN, L.L.C., a Kansas limited liability company (the "Borrower"), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and COBANK, ACB, as the Issuing Lender, the Swing Line Lender and the Administrative Agent for the Secured Parties (the "Administrative Agent"), as the same may from time to time be amended, modified, extended, renewed or restated (the "Credit Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.
The Borrower hereby certifies to the Administrative Agent and each Lender that as of the date hereof:
(a)    all of the representations and warranties made by the Borrower and/or any other Loan Party in the Credit Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Certificate as if made on and as of the date of this Certificate (and for purposes of this certification, the representations and warranties made by the Borrower in Section 5.10 of the Credit Agreement shall be deemed to refer to the most recent financial statements of the Borrower and its Subsidiaries delivered to the Administrative Agent and each Lender pursuant to Section 6.1(a) and/or Section 6.1(b) of the Credit Agreement);
(b)    except as set forth below, no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing:

Exceptions:
(c)    the financial statements of the Borrower and its Subsidiaries delivered to you with this Certificate are true, correct and complete in all material respects and have been prepared in accordance with GAAP (subject, in the case of any interim financial statements, to normal year-end adjustments and absence of footnote disclosures); and
(d)    Schedule 1 to this Certificate is a determination of the Loan Parties’ compliance with the financial covenants set forth in Article VIII of the Credit Agreement, in each case calculated in accordance with the Credit Agreement1.
Respectfully,
[_____________________________]

By
Name:
Title:

1 In the event of a conflict between the Credit Agreement and the financial covenant calculations contained in Schedule 1, the terms of the Credit Agreement shall govern. The calculations in Schedule 1 are being provided for convenience purposes only.

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[______________________]
__/__/20__
SCHEDULE 1

A.MINIMUM DEBT SERVICE COVERAGE RATIO (for the twelve consecutive months ended _____ __, 20__)[2]
1	Consolidated net before- tax income (or loss) of the Loan Parties
2	Non-cash income received from subsidiaries or joint ventures
3	Non-cash patronage income
4	Gains on asset sales
5	Losses on asset sales
6	Extraordinary income
7	Extraordinary losses
8	Non-cash mark-to-market inventory adjustments
9	Depreciation
10	Amortization
11	The amount of Restricted Payments permitted and actually made under Section 7.6(d) of the Credit Agreement and the amount of payments of Indebtedness permitted and actually made during such period under Section 7.16(b)(ii) of the Credit Agreement
12	[Line A.1 – Line A.2 – Line A.3 – Line A.4 + Line A.5 – Line A.6 + Line A.7 – Line A.8 + Line A.9 + A.10 – A.11]
13	Current Portion of Consolidated Long-Term Debt of Borrower and Subsidiaries (excluding any Indebtedness permitted pursuant to Section 7.1(i))
14	Debt Service Coverage Ratio [Ratio of Line A.12 to Line A. 13]	to 1.00
2 Required to be included only to the extent that as of such testing date, the Borrowing Base is less than $35,000,000.00.

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15	Minimum Debt Service Coverage Ratio required by Section 8.1[3]		to 1.00
IN COMPLIANCE: YES ___ ; NO____

B.MINIMUM WORKING CAPITAL (for the twelve consecutive months ended _____ __, 20__)
1	Current assets of the Borrower	______________
2	Available commitment of Revolving Term Facility less the amount that would be considered a current liability if fully advanced	______________
3	Current liabilities of the Borrower	______________
4	Aggregate principal amount of all outstanding Revolving Facility Loans, Swing Line Loans and Seasonal Term Loans
5	Amount of any negative purchase price accounting adjustments made in connection with the Andersons Transaction
6	Amount of any positive purchase price accounting adjustments made in connection with Andersons Transaction
7	Working Capital [Line B.1 + Line B.2 – Line B.3 – Line B.4 + Line B.5 – Line B.6]	______________
8	Minimum Working Capital required by Section 8.2[4]
IN COMPLIANCE: YES____ ; NO____

C.MINIMUM CONSOLIDATED NET WORTH (for the twelve consecutive months ended _____ __, 20__)
1	Total stockholders’ equity	______________
4	Consolidated Net Worth [Line C.1]	______________
3 The Loan Parties shall maintain at all times, measured at each fiscal year end of the Borrower, a Debt Service Coverage Ratio of the Borrower of not less than (a) with respect to the fiscal year ending December 31, 2024 through and including the fiscal year ending December 31, 2026, 1.50 to 1.00 and (b) with respect to each subsequent fiscal year end of the Borrower thereafter, 1.75 to 1.00.
4 The Loan Parties shall maintain at all times Working Capital of the Borrower of not less than (a) from the Closing Date through and including April 30, 2026, $55,000,000.00, (b) from May 31, 2026 through and including June 30, 2026, $45,000,000.00, (c) from July 31, 2026 through and including December 31, 2027, $50,000,000.00, (d) from January 1, 2028 through and including December 31, 2028, $55,000,000.00 and (e) thereafter, $60,000,000.00.

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5	Minimum Consolidated Net Worth[5]
IN COMPLIANCE: YES____ ; NO____
D.GROSS CASH FLOW (for the twelve consecutive months ended _____ __, 20__)
1	Net income (or loss) before taxes of the Borrower, determined on a Consolidated basis, in accordance with GAAP	______________
2	Non-cash income from subsidiaries and joint ventures	______________
3	Non-cash patronage income	______________
4	Gain (plus loss) on asset sales
5	Extraordinary income
6	Non-cash mark-to-market inventory adjustments, if positive (or plus such adjustments, if negative)
7	Depreciation
8	Amortization
9	Gross Cash Flow [Line D.1 – Line D.2 – Line D.3 – Line D.4 – Line D.5 – Line D.6 + Line D.7 + Line D.8]
PRICING LEVEL:[6]
5 The Loan Parties shall maintain at all times, measured at each fiscal year end of the Borrower, a Consolidated Net Worth of the Borrower of not less than, for the fiscal month of the Borrower ending as of May 31, 2026 and as of each month end occurring after delivery of such financial statements and Compliance Certificate, $107,500,000.00, increasing, as of the end of each fiscal year of the Borrower (commencing with the fiscal year of the Borrower ending on December 31, 2026), by 25% of the sum of (a) net income before taxes of the Borrower, determined on a Consolidated basis, without duplication, in accordance with GAAP, at the end of each fiscal year of the Borrower minus (ii) the amount of Restricted Payments permitted to be made by the Borrower pursuant to Section 7.6(d) and actually made during such fiscal year period.
6 Pricing Grid:

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